Exhibit 99.1

SCHEDULE 13D

JOINT FILING AGREEMENT

This Joint Filing Agreement shall be filed as an Exhibit to such statement. This agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Act”), by and among the parties listed below, each referred to herein as a “Joint Filer.” The Joint Filers agree that the foregoing Schedule 13D with respect to the Common Stock of Asta Funding, Inc. is filed on behalf of each of the undersigned and that all subsequent amendments to such statement shall be filed on behalf of each of the undersigned without necessity of filing an additional joint filing agreement. This joint filing agreement may be included as an exhibit to such joint filing.

The undersigned further agree that each party hereto is responsible for the timely filing of such Statement on Schedule 13D and any amendments to either or both, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned hereby executes this Joint Filing Agreement as of this 15th day of April, 2020.

/s/ Gary Stern

Gary Stern

/s/ Ricky Stern

Ricky Stern

/s/ Emily Stern

Emily Stern

/s/ Arthur Stern

Arthur Stern

GMS Family Investors LLC

By: /s/ Ricky Stern

Name: Ricky Stern

Title: Manager

Asta Group, Incorporated

By: /s/ Gary Stern

Name: Gary Stern

Title: President

Ricky Stern 2012 Family Trust

By: /s/ Ricky Stern

Name: Ricky Stern

Title: Trustee

Ricky Stern 2012 GST Trust

By: /s/ Gary Stern

Name: Gary Stern

Title: Trustee

Emily Stern 2012 Trust

By: /s/ Ricky Stern

Name: Ricky Stern

Title: Trustee

Emily Stern 2012 GST Trust

By: /s/ Gary Stern

Name: Gary Stern

Title: Trustee

Asta Finance Acquisition Inc.

By: /s/ Gary Stern

Name: Gary Stern

Title: President

Asta Finance Acquisition Sub Inc.

By: /s/ Gary Stern

Name: Gary Stern

Title: President